T. Rowe Price Spectrum Growth Fund

Supplement to Prospectus Dated May 1, 2014

Effective March 1, 2015, the T. Rowe Price International Discovery Fund will be added to the list of underlying funds in which the Spectrum Growth Fund can invest.

On page 2, the Asset Allocation Ranges for Underlying Funds table is supplemented as follows:

Spectrum Growth Fund	Investment Range
International Discovery	0-10%

On page 39, the first paragraph relating to the Spectrum Growth Fund is revised as follows:

In addition to the general stock market risks assumed by the underlying funds held in the portfolio, certain underlying holdings carry additional risks. The fund’s investments in small- and mid-cap companies, primarily through the International Discovery, Mid-Cap Growth, Mid-Cap Value, New Horizons, and Small-Cap Value Funds, may experience greater price swings than its investments in funds holding larger stocks. To the extent the fund invests in foreign securities, primarily through the Emerging Markets Stock, International Discovery, International Growth & Income, and International Stock Funds, it is also subject to the risk that it may lose value due to declining foreign currencies or adverse political or economic events overseas. To the extent the fund invests in the Real Assets Fund, it is subject to the risk that periods of low inflation will lessen relative returns and cause the fund to underperform comparable stock funds.

The date of this supplement is February 17, 2015.

F89-041 2/17/15